Federated Hermes Government Reserves Fund
A Portfolio of Federated Hermes Money Market Obligations Trust
CLASS A SHARES (TICKER GRAXX)
CLASS B SHARES (TICKER GRBXX)
CLASS C SHARES (TICKER GRCXX)
CLASS F SHARES (TICKER GRGXX)
CLASS P SHARES (TICKER GRFXX)

SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 30, 2020
1. With respect to “How is the Fund Sold?”, the “Class C Share Automatic Conversion Feature” will be amended to reduce the automatic conversion period on the Fund’s Class C Shares from ten years to eight years. Effective May 1, 2021, the following disclosure replaces the existing disclosure in its entirety:
“Class C Share Automatic Conversion Feature
After Class C Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on the next monthly conversion processing date, provided that the Fund or financial intermediary has records confirming that the Class C Shares have been held for at least eight years and that the Class A Shares are available for purchase. For Class C Shares acquired in an exchange from another Federated Hermes fund, the date of purchase will be based on the initial purchase of the Class C Shares of the prior Federated Hermes fund. Certain financial intermediaries, record keepers and platforms do not track shareholder level share lot aging for certain types of accounts. These Class C Shares would not satisfy the conditions for the conversion. Contact your financial intermediary or call 1-800-341-7400 for more information.”
2. All other references to the automatic conversion of Class C Shares to Class A Shares are hereby amended to reflect an eight-year holding period.
February 25, 2021

Federated Hermes Government Reserves Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455385 (2/21)
© 2021 Federated Hermes, Inc.